ING Life Insurance and Annuity Company

and its

Variable Annuity Account C Multiple Sponsored Retirement Options

Supplement dated March 15, 2010 to the Contract Prospectus, Contract Prospectus Summary and the Statement of Additional Information (SAI), each dated May 1, 2009, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus, Contract Prospectus Summary and SAI. Please read it carefully and keep it with your current variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

The information contained in the prior Supplement dated February 2, 2010 is updated as follows:

The liquidation of Premier VIT OpCap Mid Cap Portfolio is expected to take place after the close of business on or about April 30, 2010. Other than the anticipated date of the liquidation, all other information in the February 2, 2010 Supplement continues to apply.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other broker-dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.01107-09E	March 2010